SUB-ITEM 77Q1(E)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Insured Municipal Income Trust, Invesco California Quality Municipal Securities, Invesco High Yield Investments Funds, Inc., Invesco Insured California Municipal Securities, Invesco Insured Municipal Bond Trust, Invesco Insured Municipal Income Trust, Invesco Insured Municipal Securities, Invesco Insured Municipal Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Prime Income Trust, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses related to a merger or reorganization, as approved by the Funds' Boards of Trustees; (vi) expenses of the underlying funds that are paid indirectly as a result of share ownership of the underlying funds; and (vii) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Notwithstanding the foregoing, for Funds indicated on Exhibits A - D with an asterisk, Invesco will waive its fees or reimburse expenses to the extent that total annual fund operating expenses after fee waiver and/or expense reimbursement of a class of a Fund (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
INVESCO HIGH YIELD INVESTMENT FUNDS, INC.
INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES
INVESCO INSURED MUNICIPAL BOND TRUST
INVESCO INSURED MUNICIPAL INCOME TRUST
INVESCO INSURED MUNICIPAL SECURITIES
INVESCO INSURED MUNICIPAL TRUST
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
INVESCO MUNICIPAL PREMIUM INCOME TRUST
INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
INVESCO PRIME INCOME TRUST
INVESCO QUALITY MUNICIPAL INCOME TRUST
INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
INVESCO QUALITY MUNICIPAL SECURITIES
SHORT-TERM INVESTMENTS TRUST
on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement


By: /s/ John M. Zerr
    ---------------------------------
Title: Senior Vice President


INVESCO ADVISERS, INC.


By: /s/ John M. Zerr
    ---------------------------------
Title: Senior Vice President
                                                              as of June 6, 2011

                          EXHIBIT "A" - RETAIL FUNDS(1)

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco California Tax-Free Income Fund*
   Class A Shares               Contractual       0.85%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.35%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       1.35%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       0.60%      February 12, 2010      June 30, 2012
Invesco Core Plus Bond Fund
   Class A Shares               Contractual       0.75%         June 6, 2011        June 30, 2013
   Class B Shares               Contractual       1.50%         June 6, 2011        June 30, 2013
   Class C Shares               Contractual       1.50%         June 6, 2011        June 30, 2013
   Class R Shares               Contractual       1.00%         June 6, 2011        June 30, 2013
   Class Y Shares               Contractual       0.50%         June 6, 2011        June 30, 2013
   Institutional Class Shares   Contractual       0.50%         June 6, 2011        June 30, 2013
Invesco Dividend Growth Securities Fund*
   Class A Shares               Contractual       0.95%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.70%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       1.70%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       0.70%      February 12, 2010      June 30, 2012
Invesco Equally-Weighted S&P 500 Fund*
   Class A Shares               Contractual       0.75%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.50%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       1.50%      February 12, 2010      June 30, 2012
   Class R Shares               Contractual       1.00%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       0.50%      February 12, 2010      June 30, 2012
Invesco Floating Rate Fund
   Class A Shares               Contractual       1.50%        April 14, 2006     December 31, 2011
   Class C Shares               Contractual       2.00%        April 14, 2006     December 31, 2011
   Class R Shares               Contractual       1.75%        April 14, 2006     December 31, 2011
   Class Y Shares               Contractual       1.25%       October 3, 2008     December 31, 2011
   Institutional Class Shares   Contractual       1.25%        April 14, 2006     December 31, 2011
Invesco S&P 500 Index Fund*
   Class A Shares               Contractual       0.65%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.40%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       1.40%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       0.40%      February 12, 2010      June 30, 2012
Invesco Select Real Estate Income Fund
   Class A Shares               Contractual       2.00%         July 1, 2009      December 31, 2011
   Class B Shares               Contractual       2.75%         July 1, 2009      December 31, 2011
   Class C Shares               Contractual       2.75%         July 1, 2009      December 31, 2011
   Class Y Shares               Contractual       1.75%         July 1, 2009      December 31, 2011
   Institutional Class Shares   Contractual       1.75%         July 1, 2009      December 31, 2011
Invesco Structured Core Fund
   Class A Shares               Contractual       1.00%         July 1, 2009        June 30, 2012
   Class B Shares               Contractual       1.75%         July 1, 2009        June 30, 2012
   Class C Shares               Contractual       1.75%         July 1, 2009        June 30, 2012
   Class R Shares               Contractual       1.25%         July 1, 2009        June 30, 2012
   Class Y Shares               Contractual       0.75%         July 1, 2009        June 30, 2012
   Investor Class Shares        Contractual       1.00%         July 1, 2009        June 30, 2012
   Institutional Class Shares   Contractual       0.75%         July 1, 2009        June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Van Kampen American Franchise Fund*
   Class A Shares               Contractual       1.05%         May 23, 2011        June 30, 2013
   Class B Shares               Contractual       1.22%(9)      May 23, 2011        June 30, 2013
   Class C Shares               Contractual       1.80%         May 23, 2011        June 30, 2013
   Class R Shares               Contractual       1.30%         May 23, 2011        June 30, 2013
   Class Y Shares               Contractual       0.80%         May 23, 2011        June 30, 2013
   Institutional Class Shares   Contractual       0.80%         May 23, 2011        June 30, 2013
Invesco Van Kampen Equity and Income Fund*
   Class A Shares               Contractual       0.82%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       0.95%(9)   February 12, 2010      June 30, 2012
   Class C Shares               Contractual       1.57%      February 12, 2010      June 30, 2012
   Class R Shares               Contractual       1.07%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       0.57%      February 12, 2010      June 30, 2012
   Institutional Class Shares   Contractual       0.57%      February 12, 2010      June 30, 2012
Invesco Van Kampen Growth and Income Fund*
   Class A Shares               Contractual       0.88%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.63%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       1.63%      February 12, 2010      June 30, 2012
   Class R Shares               Contractual       1.13%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       0.63%      February 12, 2010      June 30, 2012
   Institutional Class Shares   Contractual       0.63%      February 12, 2010      June 30, 2012
Invesco Van Kampen Pennsylvania Tax Free Income Fund*
   Class A Shares
   Class B Shares               Contractual       1.13%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       1.88%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       1.88%      February 12, 2010      June 30, 2012
                                Contractual       0.88%      February 12, 2010      June 30, 2012
Invesco Van Kampen Small Cap Growth Fund*
   Class A Shares               Contractual       1.38%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       2.13%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       2.13%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       1.13%      February 12, 2010      June 30, 2012

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Capital Development Fund
   Class A Shares               Contractual       2.00%        July 1, 2009       February 28, 2012
   Class B Shares               Contractual       2.75%        July 1, 2009       February 28, 2012
   Class C Shares               Contractual       2.75%        July 1, 2009       February 28, 2012
   Class R Shares               Contractual       2.25%        July 1, 2009       February 28, 2012
   Class Y Shares               Contractual       1.75%        July 1, 2009       February 28, 2012
   Investor Class Shares        Contractual       2.00%        July 1, 2009       February 28, 2012
   Institutional Class Shares   Contractual       1.75%        July 1, 2009       February 28, 2012

Invesco Charter Fund
   Class A Shares               Contractual       2.00%        July 1, 2009         June 30, 2012
   Class B Shares               Contractual       2.75%        July 1, 2009         June 30, 2012
   Class C Shares               Contractual       2.75%        July 1, 2009         June 30, 2012
   Class R Shares               Contractual       2.25%        July 1, 2009         June 30, 2012
   Class S Shares               Contractual       1.90%     September 25, 2009      June 30, 2012
   Class Y Shares               Contractual       1.75%        July 1, 2009         June 30, 2012
   Institutional Class Shares   Contractual       1.75%        July 1, 2009         June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Constellation Fund
   Class A Shares               Contractual       2.00%        July 1, 2009       February 28, 2012
   Class B Shares               Contractual       2.75%        July 1, 2009       February 28, 2012
   Class C Shares               Contractual       2.75%        July 1, 2009       February 28, 2012
   Class R Shares               Contractual       2.25%        July 1, 2009       February 28, 2012
   Class Y Shares               Contractual       1.75%        July 1, 2009       February 28, 2012
   Institutional Class Shares   Contractual       1.75%        July 1, 2009       February 28, 2012
Invesco Disciplined Equity Fund
   Class Y Shares               Contractual       1.75%       July 14, 2009       February 28, 2012
Invesco Diversified Dividend Fund
   Class A Shares               Contractual       1.00%        May 23, 2011         June 30, 2012
   Class B Shares               Contractual       1.75%        May 23, 2011         June 30, 2012
   Class C Shares               Contractual       1.75%        May 23, 2011         June 30, 2012
   Class R Shares               Contractual       1.25%        May 23, 2011         June 30, 2012
   Class Y Shares               Contractual       0.75%        May 23, 2011         June 30, 2012
   Investor Class Shares        Contractual       1.00%        May 23, 2011         June 30, 2012
   Institutional Class Shares   Contractual       0.75%        May 23, 2011         June 30, 2012
Invesco Summit Fund
   Class A Shares               Contractual       2.00%        July 1, 2009       February 28, 2012
   Class B Shares               Contractual       2.75%        July 1, 2009       February 28, 2012
   Class C Shares               Contractual       2.75%        July 1, 2009       February 28, 2012
   Class P Shares               Contractual       1.85%        July 1, 2009       February 28, 2012
   Class S Shares               Contractual       1.90%     September 25, 2009    February 28, 2012
   Class Y Shares               Contractual       1.75%        July 1, 2009       February 28, 2012
   Institutional Class Shares   Contractual       1.75%        July 1, 2009       February 28, 2012

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco European Small Company Fund
   Class A Shares               Contractual       2.25%        July 1, 2009         April 30, 2012
   Class B Shares               Contractual       3.00%        July 1, 2009         April 30, 2012
   Class C Shares               Contractual       3.00%        July 1, 2009         April 30, 2012
   Class Y Shares               Contractual       2.00%        July 1, 2009         April 30, 2012
Invesco Global Core Equity Fund
   Class A Shares               Contractual       1.25%        May 23, 2011         June 30, 2013
   Class B Shares               Contractual       1.52%(9)     May 23, 2011         June 30, 2013
   Class C Shares               Contractual       2.00%        May 23, 2011         June 30, 2013
   Class R Shares               Contractual       1.50%        May 23, 2011         June 30, 2013
   Class Y Shares               Contractual       1.00%        May 23, 2011         June 30, 2013
   Institutional Class Shares   Contractual       1.00%        May 23, 2011         June 30, 2013
Invesco International Small Company Fund
   Class A Shares               Contractual       2.25%        July 1, 2009         April 30, 2012
   Class B Shares               Contractual       3.00%        July 1, 2009         April 30, 2012
   Class C Shares               Contractual       3.00%        July 1, 2009         April 30, 2012
   Class Y Shares               Contractual       2.00%        July 1, 2009         April 30, 2012
   Institutional Class Shares   Contractual       2.00%        July 1, 2009         April 30, 2012
Invesco Small Cap Equity Fund
   Class A Shares               Contractual       2.00%        July 1, 2009         April 30, 2012
   Class B Shares               Contractual       2.75%        July 1, 2009         April 30, 2012
   Class C Shares               Contractual       2.75%        July 1, 2009         April 30, 2012
   Class R Shares               Contractual       2.25%        July 1, 2009         April 30, 2012
   Class Y Shares               Contractual       1.75%        July 1, 2009         April 30, 2012
   Institutional Class Shares   Contractual       1.75%        July 1, 2009         April 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Balanced-Risk Retirement 2020 Fund(4)
   Class A Shares               Contractual       0.25%       November 4, 2009      April 30, 2012
   Class A5 Shares              Contractual       0.25%      February 12, 2010      April 30, 2012
   Class B Shares               Contractual       1.00%       November 4, 2009      April 30, 2012
   Class C Shares               Contractual       1.00%       November 4, 2009      April 30, 2012
   Class C5 Shares              Contractual       1.00%      February 12, 2010      April 30, 2012
   Class R Shares               Contractual       0.50%       November 4, 2009      April 30, 2012
   Class R5 Shares              Contractual       0.50%      February 12, 2010      April 30, 2012
   Class Y Shares               Contractual       0.00%       November 4, 2009      April 30, 2012
   Institutional Class Shares   Contractual       0.00%       November 4, 2009      April 30, 2012
Invesco Balanced-Risk Retirement 2030 Fund(5)
   Class A Shares               Contractual       0.25%       November 4, 2009      April 30, 2012
   Class A5 Shares              Contractual       0.25%      February 12, 2010      April 30, 2012
   Class B Shares               Contractual       1.00%       November 4, 2009      April 30, 2012
   Class C Shares               Contractual       1.00%       November 4, 2009      April 30, 2012
   Class C5 Shares              Contractual       1.00%      February 12, 2010      April 30, 2012
   Class R Shares               Contractual       0.50%       November 4, 2009      April 30, 2012
   Class R5 Shares              Contractual       0.50%      February 12, 2010      April 30, 2012
   Class Y Shares               Contractual       0.00%       November 4, 2009      April 30, 2012
   Institutional Class Shares   Contractual       0.00%       November 4, 2009      April 30, 2012
Invesco Balanced-Risk Retirement 2040 Fund(6)
   Class A Shares               Contractual       0.25%       November 4, 2009      April 30, 2012
   Class A5 Shares              Contractual       0.25%      February 12, 2010      April 30, 2012
   Class B Shares               Contractual       1.00%       November 4, 2009      April 30, 2012
   Class C Shares               Contractual       1.00%       November 4, 2009      April 30, 2012
   Class C5 Shares              Contractual       1.00%      February 12, 2010      April 30, 2012
   Class R Shares               Contractual       0.50%       November 4, 2009      April 30, 2012
   Class R5 Shares              Contractual       0.50%      February 12, 2010      April 30, 2012
   Class Y Shares               Contractual       0.00%       November 4, 2009      April 30, 2012
   Institutional Class Shares   Contractual       0.00%       November 4, 2009      April 30, 2012
Invesco Balanced-Risk Retirement 2050 Fund(8)
   Class A Shares               Contractual       0.25%       November 4, 2009      April 30, 2012
   Class A5 Shares              Contractual       0.25%      February 12, 2010      April 30, 2012
   Class B Shares               Contractual       1.00%       November 4, 2009      April 30, 2012
   Class C Shares               Contractual       1.00%       November 4, 2009      April 30, 2012
   Class C5 Shares              Contractual       1.00%      February 12, 2010      April 30, 2012
   Class R Shares               Contractual       0.50%       November 4, 2009      April 30, 2012
   Class R5 Shares              Contractual       0.50%      February 12, 2010      April 30, 2012
   Class Y Shares               Contractual       0.00%       November 4, 2009      April 30, 2012
   Institutional Class Shares   Contractual       0.00%       November 4, 2009      April 30, 2012
Invesco Balanced-Risk Retirement Now Fund(2)
   Class A Shares               Contractual       0.25%       November 4, 2009      June 30, 2012
   Class A5 Shares              Contractual       0.25%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.00%       November 4, 2009      June 30, 2012
   Class C Shares               Contractual       1.00%       November 4, 2009      June 30, 2012
   Class C5 Shares              Contractual       1.00%      February 12, 2010      June 30, 2012
   Class R Shares               Contractual       0.50%       November 4, 2009      June 30, 2012
   Class R5 Shares              Contractual       0.50%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       0.00%       November 4, 2009      June 30, 2012
   Institutional Class Shares   Contractual       0.00%       November 4, 2009      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Convertible Securities Fund*
   Class A Shares               Contractual       1.11%        May 23, 2011         June 30, 2012
   Class B Shares               Contractual       1.86%        May 23, 2011         June 30, 2012
   Class C Shares               Contractual       1.86%        May 23, 2011         June 30, 2012
   Class Y Shares               Contractual       0.86%        May 23, 2011         June 30, 2012
   Institutional Class Shares   Contractual       0.86%        May 23, 2011         June 30, 2012
Invesco Global Equity Fund
   Class A Shares               Contractual       2.25%        July 1, 2009         April 30, 2012
   Class B Shares               Contractual       3.00%        July 1, 2009         April 30, 2012
   Class C Shares               Contractual       3.00%        July 1, 2009         April 30, 2012
   Class R Shares               Contractual       2.50%        July 1, 2009         April 30, 2012
   Class Y Shares               Contractual       2.00%        July 1, 2009         April 30, 2012
   Institutional Class Shares   Contractual       2.00%        July 1, 2009         April 30, 2012
Invesco Growth Allocation Fund
   Class A Shares               Contractual       0.37%        June 6, 2011         June 30, 2012
   Class B Shares               Contractual       1.12%        June 6, 2011         June 30, 2012
   Class C Shares               Contractual       1.12%        June 6, 2011         June 30, 2012
   Class R Shares               Contractual       0.62%        June 6, 2011         June 30, 2012
   Class S Shares               Contractual       0.27%        June 6, 2011         June 30, 2012
   Class Y Shares               Contractual       0.12%        June 6, 2011         June 30, 2012
   Institutional Class Shares   Contractual       0.12%        June 6, 2011         June 30, 2012
Invesco Income Allocation Fund
   Class A Shares               Contractual       0.28%        July 1, 2009         April 30, 2012
   Class B Shares               Contractual       1.03%        July 1, 2009         April 30, 2012
   Class C Shares               Contractual       1.03%        July 1, 2009         April 30, 2012
   Class R Shares               Contractual       0.53%        July 1, 2009         April 30, 2012
   Class Y Shares               Contractual       0.03%        July 1, 2009         April 30, 2012
   Institutional Class Shares   Contractual       0.03%        July 1, 2009         April 30, 2012
Invesco International Allocation Fund
   Class A Shares               Contractual       0.43%        July 1, 2009         April 30, 2012
   Class B Shares               Contractual       1.18%        July 1, 2009         April 30, 2012
   Class C Shares               Contractual       1.18%        July 1, 2009         April 30, 2012
   Class R Shares               Contractual       0.68%        July 1, 2009         April 30, 2012
   Class Y Shares               Contractual       0.18%        July 1, 2009         April 30, 2012
   Institutional Class Shares   Contractual       0.18%        July 1, 2009         April 30, 2012
Invesco Mid Cap Core Equity Fund
   Class A Shares               Contractual       2.00%        July 1, 2009         April 30, 2012
   Class B Shares               Contractual       2.75%        July 1, 2009         April 30, 2012
   Class C Shares               Contractual       2.75%        July 1, 2009         April 30, 2012
   Class R Shares               Contractual       2.25%        July 1, 2009         April 30, 2012
   Class Y Shares               Contractual       1.75%        July 1, 2009         April 30, 2012
   Institutional Class Shares   Contractual       1.75%        July 1, 2009         April 30, 2012
Invesco Moderate Allocation Fund
   Class A Shares               Contractual       0.37%        July 1, 2009         June 30, 2012
   Class B Shares               Contractual       1.12%        July 1, 2009         June 30, 2012
   Class C Shares               Contractual       1.12%        July 1, 2009         June 30, 2012
   Class R Shares               Contractual       0.62%        July 1, 2009         June 30, 2012
   Class S Shares               Contractual       0.27%     September 25, 2009      June 30, 2012
   Class Y Shares               Contractual       0.12%        July 1, 2009         June 30, 2012
   Institutional Class Shares   Contractual       0.12%        July 1, 2009         June 30, 2012
Invesco Moderately Conservative Allocation Fund
   Class A Shares               Contractual       0.39%        July 1, 2009         June 30, 2012
   Class B Shares               Contractual       1.14%        July 1, 2009         June 30, 2012
   Class C Shares               Contractual       1.14%        July 1, 2009         June 30, 2012
   Class R Shares               Contractual       0.64%        July 1, 2009         June 30, 2012
   Class S Shares               Contractual       0.29%        June 6, 2011         June 30, 2012
   Class Y Shares               Contractual       0.14%        July 1, 2009         June 30, 2012
   Institutional Class Shares   Contractual       0.14%        July 1, 2009         June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Small Cap Growth Fund
   Class A Shares               Contractual       2.00%         July 1, 2009        April 30, 2012
   Class B Shares               Contractual       2.75%         July 1, 2009        April 30, 2012
   Class C Shares               Contractual       2.75%         July 1, 2009        April 30, 2012
   Class R Shares               Contractual       2.25%         July 1, 2009        April 30, 2012
   Class Y Shares               Contractual       1.75%         July 1, 2009        April 30, 2012
   Investor Class Shares        Contractual       2.00%         July 1, 2009        April 30, 2012
   Institutional Class Shares   Contractual       1.75%         July 1, 2009        April 30, 2012
Invesco Van Kampen Leaders Fund*
   Class A Shares               Contractual       0.50%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.25%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       1.25%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       0.25%      February 12, 2010      June 30, 2012
Invesco Van Kampen U.S. Mortgage Fund*
   Class A Shares               Contractual       0.96%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.71%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       1.71%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       0.71%      February 12, 2010      June 30, 2012
   Institutional Class Shares   Contractual       0.71%      February 12, 2010      June 30, 2012

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Asia Pacific Growth Fund
   Class A Shares               Contractual       2.25%        July 1, 2009       February 28, 2012
   Class B Shares               Contractual       3.00%        July 1, 2009       February 28, 2012
   Class C Shares               Contractual       3.00%        July 1, 2009       February 28, 2012
   Class Y Shares               Contractual       2.00%        July 1, 2009       February 28, 2012
Invesco European Growth Fund
   Class A Shares               Contractual       2.25%        July 1, 2009       February 28, 2012
   Class B Shares               Contractual       3.00%        July 1, 2009       February 28, 2012
   Class C Shares               Contractual       3.00%        July 1, 2009       February 28, 2012
   Class R Shares               Contractual       2.50%        July 1, 2009       February 28, 2012
   Class Y Shares               Contractual       2.00%        July 1, 2009       February 28, 2012
   Investor Class Shares        Contractual       2.25%        July 1, 2009       February 28, 2012
Invesco Global Growth Fund
   Class A Shares               Contractual       2.25%        May 23, 2011       February 28, 2012
   Class B Shares               Contractual       3.00%        May 23, 2011       February 28, 2012
   Class C Shares               Contractual       3.00%        May 23, 2011       February 28, 2012
   Class Y Shares               Contractual       2.00%        May 23, 2011       February 28, 2012
   Institutional Class Shares   Contractual       2.00%        May 23, 2011       February 28, 2012
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares               Contractual       2.25%        July 1, 2009       February 28, 2012
   Class B Shares               Contractual       3.00%        July 1, 2009       February 28, 2012
   Class C Shares               Contractual       3.00%        July 1, 2009       February 28, 2012
   Class Y Shares               Contractual       2.00%        July 1, 2009       February 28, 2012
   Institutional Class Shares   Contractual       2.00%        July 1, 2009       February 28, 2012
Invesco International Core Equity Fund
   Class A Shares               Contractual       2.25%        July 1, 2009       February 28, 2012
   Class B Shares               Contractual       3.00%        July 1, 2009       February 28, 2012
   Class C Shares               Contractual       3.00%        July 1, 2009       February 28, 2012
   Class R Shares               Contractual       2.50%        July 1, 2009       February 28, 2012
   Class Y Shares               Contractual       2.00%        July 1, 2009       February 28, 2012
   Investor Class Shares        Contractual       2.25%        July 1, 2009       February 28, 2012
   Institutional Class Shares   Contractual       2.00%        July 1, 2009       February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco International Growth Fund
   Class A Shares               Contractual       1.40%        May 23, 2011         June 30, 2013
   Class B Shares               Contractual       2.15%        May 23, 2011         June 30, 2013
   Class C Shares               Contractual       2.15%        May 23, 2011         June 30, 2013
   Class R Shares               Contractual       1.65%        May 23, 2011         June 30, 2013
   Class Y Shares               Contractual       1.15%        May 23, 2011         June 30, 2013
   Institutional Class Shares   Contractual       1.15%        May 23, 2011         June 30, 2013

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Balanced-Risk Allocation Fund(8)
   Class A Shares               Contractual       1.04%       November 4, 2009    February 28, 2012
   Class B Shares               Contractual       1.79%       November 4, 2009    February 28, 2012
   Class C Shares               Contractual       1.79%       November 4, 2009    February 28, 2012
   Class R Shares               Contractual       1.29%       November 4, 2009    February 28, 2012
   Class Y Shares               Contractual       0.79%       November 4, 2009    February 28, 2012
   Institutional Class Shares   Contractual       0.79%       November 4, 2009    February 28, 2012
Invesco Balanced-Risk Commodity Strategy Fund(11)
   Class A Shares               Contractual       1.22%      November 29, 2010    February 28, 2012
   Class B Shares               Contractual       1.97%      November 29, 2010    February 28, 2012
   Class C Shares               Contractual       1.97%      November 29, 2010    February 28, 2012
   Class R Shares               Contractual       1.47%      November 29, 2010    February 28, 2012
   Class Y Shares               Contractual       0.97%      November 29, 2010    February 28, 2012
   Institutional Class Shares   Contractual       0.97%      November 29, 2010    February 28, 2012
Invesco China Fund
   Class A Shares               Contractual       2.25%         July 1, 2009      February 28, 2012
   Class B Shares               Contractual       3.00%         July 1, 2009      February 28, 2012
   Class C Shares               Contractual       3.00%         July 1, 2009      February 28, 2012
   Class Y Shares               Contractual       2.00%         July 1, 2009      February 28, 2012
   Institutional Class Shares   Contractual       2.00%         July 1, 2009      February 28, 2012
Invesco Commodities Strategy Fund(12)
   Class A Shares               Contractual       1.25%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       2.00%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       2.00%      February 12, 2010      June 30, 2012
   Class R Shares               Contractual       1.50%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       1.00%      February 12, 2010      June 30, 2012
   Institutional Class Shares   Contractual       1.00%      February 12, 2010      June 30, 2012
Invesco Developing Markets Fund
   Class A Shares               Contractual       2.10%         May 23, 2011        June 30, 2012
   Class B Shares               Contractual       2.85%         May 23, 2011        June 30, 2012
   Class C Shares               Contractual       2.85%         May 23, 2011        June 30, 2012
   Class Y Shares               Contractual       1.85%         May 23, 2011        June 30, 2012
   Institutional Class Shares   Contractual       1.85%         May 23, 2011        June 30, 2012
Invesco Emerging Markets Equity Fund
   Class A Shares               Contractual       1.85%         May 11, 2011        June 30, 2012
   Class C Shares               Contractual       2.60%         May 11, 2011        June 30, 2012
   Class R Shares               Contractual       2.10%         May 11, 2011        June 30, 2012
   Class Y Shares               Contractual       1.60%         May 11, 2011        June 30, 2012
   Institutional Class Shares   Contractual       1.60%         May 11, 2011        June 30, 2012

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares               Contractual       1.24%        June 14, 2010      February 28, 2012
   Class B Shares               Contractual       1.99%        June 14, 2010      February 28, 2012
   Class C Shares               Contractual       1.99%        June 14, 2010      February 28, 2012
   Class R Shares               Contractual       1.49%        June 14, 2010      February 28, 2012
   Class Y Shares               Contractual       0.99%        June 14, 2010      February 28, 2012
   Institutional Class Shares   Contractual       0.99%        June 14, 2010      February 28, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Endeavor Fund
   Class A Shares               Contractual       2.00%         July 1, 2009      February 28, 2012
   Class B Shares               Contractual       2.75%         July 1, 2009      February 28, 2012
   Class C Shares               Contractual       2.75%         July 1, 2009      February 28, 2012
   Class R Shares               Contractual       2.25%         July 1, 2009      February 28, 2012
   Class Y Shares               Contractual       1.75%         July 1, 2009      February 28, 2012
   Institutional Class Shares   Contractual       1.75%         July 1, 2009      February 28, 2012
Invesco Global Advantage Fund*
   Class A Shares               Contractual       1.41%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       2.16%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       2.16%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       1.16%      February 12, 2010      June 30, 2012
Invesco Global Health Care Fund
   Class A Shares               Contractual       1.65%         May 23, 2011        June 30, 2012
   Class B Shares               Contractual       2.40%         May 23, 2011        June 30, 2012
   Class C Shares               Contractual       2.40%         May 23, 2011        June 30, 2012
   Class Y Shares               Contractual       1.40%         May 23, 2011        June 30, 2012
   Investor Class Shares        Contractual       1.65%         May 23, 2011        June 30, 2012
Invesco International Total Return Fund
   Class A Shares               Contractual       1.10%        March 31, 2006     February 28, 2012
   Class B Shares               Contractual       1.85%        March 31, 2006     February 28, 2012
   Class C Shares               Contractual       1.85%        March 31, 2006     February 28, 2012
   Class Y Shares               Contractual       0.85%       October 3, 2008     February 28, 2012
   Institutional Class Shares   Contractual       0.85%        March 31, 2006     February 28, 2012

Invesco Pacific Growth Fund*
   Class A Shares               Contractual       1.88%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       2.63%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       2.63%      February 12, 2010      June 30, 2012
   Class R Shares               Contractual       2.13%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       1.63%      February 12, 2010      June 30, 2012
   Institutional Class Shares   Contractual       1.63%         May 23, 2011        June 30, 2012
Invesco Small Companies Fund
   Class A Shares               Contractual       2.00%         July 1, 2009      February 28, 2012
   Class B Shares               Contractual       2.75%         July 1, 2009      February 28, 2012
   Class C Shares               Contractual       2.75%         July 1, 2009      February 28, 2012
   Class R Shares               Contractual       2.25%         July 1, 2009      February 28, 2012
   Class Y Shares               Contractual       1.75%         July 1, 2009      February 28, 2012
   Institutional Class Shares   Contractual       1.75%         July 1, 2009      February 28, 2012
Invesco Van Kampen Global Tactical Asset Allocation Fund*
   Class A Shares               Contractual       1.20%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.95%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       1.95%      February 12, 2010      June 30, 2012
   Class R Shares               Contractual       1.45%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       0.95%      February 12, 2010      June 30, 2012
   Institutional Class Shares   Contractual       0.95%      February 12, 2010      June 30, 2012

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Dynamics Fund
   Class A Shares               Contractual       2.00%        July 1, 2009         June 30, 2011
   Class B Shares               Contractual       2.75%        July 1, 2009         June 30, 2011
   Class C Shares               Contractual       2.75%        July 1, 2009         June 30, 2011
   Class R Shares               Contractual       2.25%        July 1, 2009         June 30, 2011
   Class Y Shares               Contractual       1.75%        July 1, 2009         June 30, 2011
   Investor Class Shares        Contractual       2.00%        July 1, 2009         June 30, 2011
   Institutional Class Shares   Contractual       1.75%        July 1, 2009         June 30, 2011

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Global Real Estate Fund
   Class A Shares               Contractual       2.00%         July 1, 2009        June 30, 2011
   Class B Shares               Contractual       2.75%         July 1, 2009        June 30, 2011
   Class C Shares               Contractual       2.75%         July 1, 2009        June 30, 2011
   Class R Shares               Contractual       2.25%         July 1, 2009        June 30, 2011
   Class Y Shares               Contractual       1.75%         July 1, 2009        June 30, 2011
   Institutional Class Shares   Contractual       1.75%         July 1, 2009        June 30, 2011
Invesco High Yield Fund
   Class A Shares               Contractual       0.89%         June 6, 2011        June 30, 2013
   Class B Shares               Contractual       1.64%         June 6, 2011        June 30, 2013
   Class C Shares               Contractual       1.64%         June 6, 2011        June 30, 2013
   Class Y Shares               Contractual       0.64%         June 6, 2011        June 30, 2013
   Investor Class Shares        Contractual       0.89%         June 6, 2011        June 30, 2013
   Institutional Class Shares   Contractual       0.64%         June 6, 2011        June 30, 2013
Invesco High Yield Securities Fund*
   Class A Shares               Contractual       2.13%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       2.63%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       2.73%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       1.88%      February 12, 2010      June 30, 2012
Invesco Municipal Bond Fund
   Class A Shares               Contractual       0.57%        March 4, 2009        June 30, 2011
   Class B Shares               Contractual       1.32%        March 4, 2009        June 30, 2011
   Class C Shares               Contractual       1.32%        March 4, 2009        June 30, 2011
   Class Y Shares               Contractual       0.32%        March 4, 2009        June 30, 2011
   Investor Class Shares        Contractual       0.57%        March 4, 2009        June 30, 2011
Invesco Real Estate Fund
   Class A Shares               Contractual       1.55%         May 23, 2011        June 30, 2012
   Class B Shares               Contractual       2.30%         May 23, 2011        June 30, 2012
   Class C Shares               Contractual       2.30%         May 23, 2011        June 30, 2012
   Class R Shares               Contractual       1.80%         May 23, 2011        June 30, 2012
   Class Y Shares               Contractual       1.30%         May 23, 2011        June 30, 2012
   Investor Class Shares        Contractual       1.55%         May 23, 2011        June 30, 2012
   Institutional Class Shares   Contractual       1.30%         May 23, 2011        June 30, 2012
Invesco Short Term Bond Fund
   Class A Shares               Contractual       0.56%         June 6, 2011        June 30, 2013
   Class C Shares               Contractual       0.91%(9)     March 4, 2009        June 30, 2013
   Class R Shares               Contractual       0.91%        March 4, 2009        June 30, 2013
   Class Y Shares               Contractual       0.41%        March 4, 2009        June 30, 2013
   Institutional Class Shares   Contractual       0.41%        March 4, 2009        June 30, 2013
Invesco U.S. Government Fund
   Class A Shares               Contractual       1.03%         June 6, 2011        June 30, 2012
   Class B Shares               Contractual       1.78%         June 6, 2011        June 30, 2012
   Class C Shares               Contractual       1.78%         June 6, 2011        June 30, 2012
   Class R Shares               Contractual       1.28%         June 6, 2011        June 30, 2012
   Class Y Shares               Contractual       0.78%         June 6, 2011        June 30, 2012
   Investor Class Shares        Contractual       1.03%         June 6, 2011        June 30, 2012
   Institutional Class Shares   Contractual       0.78%         June 6, 3011        June 30, 2012
Invesco Van Kampen Corporate Bond Fund*
   Class A Shares               Contractual       0.95%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.29%(9)      June 6, 2011        June 30, 2012
   Class C Shares               Contractual       1.65%(9)      June 6, 2011        June 30, 2012
   Class R Shares               Contractual       1.20%         June 6, 2011        June 30, 2012
   Class Y Shares               Contractual       0.70%      February 12, 2010      June 30, 2012
   Institutional Class Shares   Contractual       0.70%      February 12, 2010      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Energy Fund
   Class A Shares               Contractual       2.00%         July 1, 2009       August 31, 2011
   Class B Shares               Contractual       2.75%         July 1, 2009       August 31, 2011
   Class C Shares               Contractual       2.75%         July 1, 2009       August 31, 2011
   Class Y Shares               Contractual       1.75%         July 1, 2009       August 31, 2011
   Investor Class Shares        Contractual       2.00%         July 1, 2009       August 31, 2011
   Institutional Class Shares   Contractual       1.75%         July 1, 2009       August 31, 2011
Invesco Gold & Precious Metals Fund
   Class A Shares               Contractual       2.00%         July 1, 2009       August 31, 2011
   Class B Shares               Contractual       2.75%         July 1, 2009       August 31, 2011
   Class C Shares               Contractual       2.75%         July 1, 2009       August 31, 2011
   Class Y Shares               Contractual       1.75%         July 1, 2009       August 31, 2011
   Investor Class Shares        Contractual       2.00%         July 1, 2009       August 31, 2011
Invesco Leisure Fund
   Class A Shares               Contractual       2.00%         July 1, 2009       August 31, 2011
   Class B Shares               Contractual       2.75%         July 1, 2009       August 31, 2011
   Class C Shares               Contractual       2.75%         July 1, 2009       August 31, 2011
   Class R Shares               Contractual       2.25%         July 1, 2009       August 31, 2011
   Class Y Shares               Contractual       1.75%         July 1, 2009       August 31, 2011
   Investor Class Shares        Contractual       2.00%         July 1, 2009       August 31, 2011
Invesco Technology Fund
   Class A Shares               Contractual       1.76%         May 23, 2011        June 30, 2012
   Class B Shares               Contractual       2.51%         May 23, 2011        June 30, 2012
   Class C Shares               Contractual       2.51%         May 23, 2011        June 30, 2012
   Class Y Shares               Contractual       1.51%         May 23, 2011        June 30, 2012
   Investor Class Shares        Contractual       1.76%         May 23, 2011        June 30, 2012
   Institutional Class Shares   Contractual       1.51%         May 23, 2011        June 30, 2012
Invesco Technology Sector Fund*
   Class A Shares               Contractual       2.00%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       2.75%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       2.75%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       1.75%      February 12, 2010      June 30, 2012
Invesco U.S. Mid Cap Value Fund*
   Class A Shares               Contractual       1.27%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       2.02%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       2.02%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       1.02%      February 12, 2010      June 30, 2012
Invesco Utilities Fund
   Class A Shares               Contractual       1.32%         May 23, 2011        June 30, 2013
   Class B Shares               Contractual       2.07%         May 23, 2011        June 30, 2013
   Class C Shares               Contractual       2.07%         May 23, 2011        June 30, 2013
   Class Y Shares               Contractual       1.07%         May 23, 2011        June 30, 2013
   Investor Class Shares        Contractual       1.32%         May 23, 2011        June 30, 2013
   Institutional Class Shares   Contractual       1.07%         May 23, 2011        June 30, 2013
Invesco Value Fund*
   Class A Shares               Contractual       1.25%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       2.00%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       2.00%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       1.00%      February 12, 2010      June 30, 2012
Invesco Van Kampen American Value Fund*
   Class A Shares               Contractual       1.41%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.65%(9)      May 23, 2011        June 30, 2012
   Class C Shares               Contractual       2.16%      February 12, 2010      June 30, 2012
   Class R Shares               Contractual       1.66%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       1.16%      February 12, 2010      June 30, 2012
   Institutional Class Shares   Contractual       1.16%      February 12, 2010      June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Van Kampen Comstock Fund*
   Class A Shares               Contractual       0.89%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.64%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       1.64%      February 12, 2010      June 30, 2012
   Class R Shares               Contractual       1.14%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       0.64%      February 12, 2010      June 30, 2012
   Institutional Class Shares   Contractual       0.64%      February 12, 2010      June 30, 2012
Invesco Van Kampen Mid Cap Growth Fund*
   Class A Shares               Contractual       1.40%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       2.15%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       2.15%      February 12, 2010      June 30, 2012
   Class R Shares               Contractual       1.65%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       1.15%      February 12, 2010      June 30, 2012
   Institutional Class Shares   Contractual       1.15%      February 12, 2010      June 30, 2012
Invesco Van Kampen Small Cap Value Fund*
   Class A Shares               Contractual       1.03%         May 23, 2011        June 30, 2012
   Class B Shares               Contractual       1.40%(9)      May 23, 2011        June 30, 2012
   Class C Shares               Contractual       1.78%         May 23, 2011        June 30, 2012
   Class Y Shares               Contractual       0.78%         May 23, 2011        June 30, 2012
Van Kampen Value Opportunities Fund*
   Class A Shares               Contractual       1.41%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       2.16%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       2.16%      February 12, 2010      June 30, 2012
   Class R Shares               Contractual       1.66%         May 23, 2011        June 30, 2012
   Class Y Shares               Contractual       1.16%      February 12, 2010      June 30, 2012
   Institutional Class Shares   Contractual       1.16%         May 23, 2011        June 30, 2012

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco High Income Municipal Fund
   Class A Shares               Voluntary         0.83%        March 4, 2009           N/A(10)
   Class B Shares               Voluntary         1.58%        March 4, 2009           N/A(10)
   Class C Shares               Voluntary         1.58%        March 4, 2009           N/A(10)
   Class Y Shares               Voluntary         0.58%        March 4, 2009           N/A(10)
   Institutional Class Shares   Voluntary         0.58%        March 4, 2009           N/A(10)
Invesco Van Kampen High Yield Municipal Fund*
   Class A Shares               Contractual       0.87%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.62%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       1.62%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       0.62%      February 12, 2010      June 30, 2012
Invesco Van Kampen Intermediate Term Municipal Income Fund*
   Class A Shares               Contractual       0.75%         June 6, 2011        June 30, 2013
   Class B Shares               Contractual       1.50%         June 6, 2011        June 30, 2013
   Class C Shares               Contractual       1.50%         June 6, 2011        June 30, 2013
   Class Y Shares               Contractual       0.50%         June 6, 2011        June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                              as of June 6, 2011

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Van Kampen Municipal Income Fund*
   Class A Shares               Contractual       0.83%         June 6, 2011        June 30, 2013
   Class B Shares               Contractual       1.58%         June 6, 2011        June 30, 2013
   Class C Shares               Contractual       1.58%         June 6, 2011        June 30, 2013
   Class Y Shares               Contractual       0.58%         June 6, 2011        June 30, 2013
Invesco Van Kampen New York Tax Free Income Fund*
   Class A Shares               Contractual       0.78%      February 12, 2010      June 30, 2012
   Class B Shares               Contractual       1.53%      February 12, 2010      June 30, 2012
   Class C Shares               Contractual       1.53%      February 12, 2010      June 30, 2012
   Class Y Shares               Contractual       0.53%      February 12, 2010      June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) In addition upon closing of a reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

(3) In addition upon closing of a reorganization with Van Kampen 2010 Retirement Strategy and Van Kampen 2015 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.38%, 1.13%, 0.63% and 0.13% for Class A5, C5, R5 and Y, respectively.

(4) In addition upon closing of a reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

(5) In addition upon closing of a reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

(6) In addition upon closing of a reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

(7) In addition upon closing of a reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

(8) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

(9) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(10) Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(11) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

(12) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                              as of June 6, 2011

               EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1, 2)

                          SHORT-TERM INVESTMENTS TRUST

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Government & Agency Portfolio
   Cash Management Class        Contractual       0.22%(2)     July 1, 2009       December 31, 2011
   Corporate Class              Contractual       0.17%        July 1, 2009       December 31, 2011
   Institutional Class          Contractual       0.14%        July 1, 2009       December 31, 2011
   Personal Investment Class    Contractual       0.69%(2)     July 1, 2009       December 31, 2011
   Private Investment Class     Contractual       0.44%(2)     July 1, 2009       December 31, 2011
   Reserve Class                Contractual       1.01%(2)     July 1, 2009       December 31, 2011
   Resource Class               Contractual       0.30%(2)     July 1, 2009       December 31, 2011
Government TaxAdvantage Portfolio
   Cash Management Class        Contractual       0.22%(2)     July 1, 2009       December 31, 2011
   Corporate Class              Contractual       0.17%        July 1, 2009       December 31, 2011
   Institutional Class          Contractual       0.14%        July 1, 2009       December 31, 2011
   Personal Investment Class    Contractual       0.69%(2)     July 1, 2009       December 31, 2011
   Private Investment Class     Contractual       0.39%(2)     July 1, 2009       December 31, 2011
   Reserve Class                Contractual       1.01%(2)     July 1, 2009       December 31, 2011
   Resource Class               Contractual       0.30%(2)     July 1, 2009       December 31, 2011
Liquid Assets Portfolio
   Cash Management Class        Contractual       0.22%(2)     July 1, 2009       December 31, 2011
   Corporate Class              Contractual       0.17%        July 1, 2009       December 31, 2011
   Institutional Class          Contractual       0.14%        July 1, 2009       December 31, 2011
   Personal Investment Class    Contractual       0.69%(2)     July 1, 2009       December 31, 2011
   Private Investment Class     Contractual       0.44%(2)     July 1, 2009       December 31, 2011
   Reserve Class                Contractual       1.01%(2)     July 1, 2009       December 31, 2011
   Resource Class               Contractual       0.34%        July 1, 2009       December 31, 2011
STIC Prime Portfolio
   Cash Management Class        Contractual       0.22%(2)     July 1, 2009       December 31, 2011
   Corporate Class              Contractual       0.17%        July 1, 2009       December 31, 2011
   Institutional Class          Contractual       0.14%        July 1, 2009       December 31, 2011
   Personal Investment Class    Contractual       0.69%(2)     July 1, 2009       December 31, 2011
   Private Investment Class     Contractual       0.44%(2)     July 1, 2009       December 31, 2011
   Reserve Class                Contractual       1.01%(2)     July 1, 2009       December 31, 2011
   Resource Class               Contractual       0.30%(2)     July 1, 2009       December 31, 2011
Tax-Free Cash Reserve Portfolio(3)
   Cash Management Class        Contractual       0.33%(2)     July 1, 2009       December 31, 2011
   Corporate Class              Contractual       0.28%        July 1, 2009       December 31, 2011
   Institutional Class          Contractual       0.25%        July 1, 2009       December 31, 2011
   Personal Investment Class    Contractual       0.80%(2)     July 1, 2009       December 31, 2011
   Private Investment Class     Contractual       0.50%(2)     July 1, 2009       December 31, 2011
   Reserve Class                Contractual       1.12%(2)     July 1, 2009       December 31, 2011
   Resource Class               Contractual       0.41%(2)     July 1, 2009       December 31, 2011
Treasury Portfolio(3)
   Cash Management Class        Contractual       0.22%(2)     July 1, 2009       December 31, 2011
   Corporate Class              Contractual       0.17%        July 1, 2009       December 31, 2011
   Institutional Class          Contractual       0.14%        July 1, 2009       December 31, 2011
   Personal Investment Class    Contractual       0.69%(2)     July 1, 2009       December 31, 2011
   Private Investment Class     Contractual       0.44%(2)     July 1, 2009       December 31, 2011
   Reserve Class                Contractual       1.01%(2)     July 1, 2009       December 31, 2011
   Resource Class               Contractual       0.30%(2)     July 1, 2009       December 31, 2011

(1) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                              as of June 6, 2011

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco V.I. Balanced-Risk Allocation Fund(1)
   Series I Shares              Contractual       0.70%      December 22, 2010      June 30, 2013
   Series II Shares             Contractual       0.95%      December 22, 2010      June 30, 2013
Invesco V.I. Basic Value Fund
   Series I Shares              Contractual       1.30%       January 1, 2005      April 30, 2012
   Series II Shares             Contractual       1.45%       January 1, 2005      April 30, 2012
Invesco V.I. Capital Appreciation Fund
   Series I Shares              Contractual       1.30%       January 1, 2005      April 30, 2012
   Series II Shares             Contractual       1.45%       January 1, 2005      April 30, 2012
Invesco V.I. Capital Development Fund
   Series I Shares              Contractual       1.30%       January 1, 2005       June 30, 2012
   Series II Shares             Contractual       1.45%       January 1, 2005       June 30, 2012
Invesco V.I. Core Equity Fund
   Series I Shares              Contractual       1.30%       January 1, 2005      April 30, 2012
   Series II Shares             Contractual       1.45%       January 1, 2005      April 30, 2012
Invesco V.I. Diversified Income Fund
   Series I Shares              Contractual       0.75%         July 1, 2005       April 30, 2012
   Series II Shares             Contractual       1.00%         July 1, 2005       April 30, 2012
Invesco V.I. Dividend Growth Fund*
   Series I Shares              Contractual       0.67%      February 12, 2010      June 30, 2012
   Series II Shares             Contractual       0.92%      February 12, 2010      June 30, 2012
Invesco V.I. Global Health Care Fund
   Series I Shares              Contractual       1.30%        April 30, 2004      April 30, 2012
   Series II Shares             Contractual       1.45%        April 30, 2004      April 30, 2012
Invesco V.I. Global Real Estate Fund
   Series I Shares              Contractual       1.30%        April 30, 2004      April 30, 2012
   Series II Shares             Contractual       1.45%        April 30, 2004      April 30, 2012
Invesco V.I. Government Securities Fund
   Series I Shares              Contractual       0.60%         May 2, 2011         June 30, 2012
   Series II Shares             Contractual       0.85%         May 2, 2011         June 30, 2012

----------
(1) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                              as of June 6, 2011

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco V.I. High Yield Fund
   Series II Shares             Contractual       0.80%        May 2, 2011          June 30, 2013
   Series II Shares             Contractual       1.05%        May 2, 2011          June 30, 2013
Invesco V.I. High Yield Securities Fund*
   Series I Shares              Contractual       1.75%     February 12, 2010       June 30, 2012
   Series II Shares             Contractual       2.00%     February 12, 2010       June 30, 2012
Invesco V.I. International Growth Fund
   Series I Shares              Contractual       1.11%        May 2, 2011          June 30, 2012
   Series II Shares             Contractual       1.36%        May 2, 2011          June 30, 2012
Invesco V.I. Leisure Fund
   Series I Shares              Contractual       1.01%       April 30, 2004       April 30, 2012
   Series II Shares             Contractual       1.26%       April 30, 2004       April 30, 2012
Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares              Contractual       1.30%     September 10, 2001     April 30, 2012
   Series II Shares             Contractual       1.45%     September 10, 2001     April 30, 2012
Invesco V.I. Money Market Fund
   Series I Shares              Contractual       1.30%      January 1, 2005       April 30, 2012
   Series II Shares             Contractual       1.45%      January 1, 2005       April 30, 2012
Invesco V.I. S&P 500 Index Fund*
   Series I Shares              Contractual       0.28%     February 12, 2010       June 30, 2012
   Series II Shares             Contractual       0.53%     February 12, 2010       June 30, 2012
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund*
   Series I Shares              Contractual       0.37%     February 12, 2010       June 30, 2012
   Series II Shares             Contractual       0.62%     February 12, 2010       June 30, 2012
Invesco V.I. Small Cap Equity Fund
   Series I Shares              Contractual       1.15%        July 1, 2005        April 30, 2012
   Series II Shares             Contractual       1.40%        July 1, 2005        April 30, 2012
Invesco V.I. Technology Fund
   Series I Shares              Contractual       1.30%       April 30, 2004       April 30, 2012
   Series II Shares             Contractual       1.45%       April 30, 2004       April 30, 2012
Invesco V.I. Utilities Fund
   Series I Shares              Contractual       0.93%     September 23, 2005     April 30, 2012
   Series II Shares             Contractual       1.18%     September 23, 2005     April 30, 2012
Invesco Van Kampen V.I. Capital Growth Fund*
   Series I Shares              Contractual       0.84%     February 12, 2010       June 30, 2012

                                                              as of June 6, 2011

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
   Series II Shares             Contractual       1.09%     February 12, 2010       June 30, 2012
Invesco Van Kampen V.I. Comstock Fund*
   Series I Shares              Contractual       0.62%     February 12, 2010       June 30, 2012
   Series II Shares             Contractual       0.87%     February 12, 2010       June 30, 2012
Invesco Van Kampen V.I. Equity and Income Fund*
   Series I Shares              Contractual       0.70%(2)  February 12, 2010       June 30, 2012
   Series II Shares             Contractual       0.75%     February 12, 2010       June 30, 2012
Invesco Van Kampen V.I. Global Value Equity Fund*
   Series I Shares              Contractual       0.94%        May 2, 2011          June 30, 2012
   Series II Shares             Contractual       1.19%        May 2, 2011          June 30, 2012
Invesco Van Kampen V.I. Growth and Income Fund*
   Series I Shares              Contractual       0.62%     February 12, 2010       June 30, 2012
   Series II Shares             Contractual       0.87%     February 12, 2010       June 30, 2012
Invesco Van Kampen V.I. Mid Cap Growth Fund*
   Series I Shares              Contractual       1.01%     February 12, 2010       June 30, 2012
   Series II Shares             Contractual       1.26%     February 12, 2010       June 30, 2012
Invesco Van Kampen V.I. Mid Cap Value Fund*
   Series I Shares              Contractual       1.18%(2)  February 12, 2010       June 30, 2012
   Series II Shares             Contractual       1.28%     February 12, 2010       June 30, 2012

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                              as of June 6, 2011

                        EXHIBIT "D" - CLOSED-END FUNDS(1)

                INVESCO CALIFORNIA INSURED MUNICIPAL INCOME TRUST

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco California Insured
   Municipal Income Trust       Contractual       0.67%        June 1, 2010         June 30, 2012

                 INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco California Quality
   Municipal Securities         Contractual       0.70%        June 1, 2010         June 30, 2012

                          INVESCO HIGH YIELD FUND, INC.

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco High Yield Investment
   Funds, Inc.                  Contractual       0.98%        June 1, 2010         June 30, 2012

                 INVESCO INSURED CALIFORNIA MUNICIPAL SECURITIES

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Insured California
   Municipal Securities         Contractual       0.70%        June 1, 2010         June 30, 2012

                      INVESCO INSURED MUNICIPAL BOND TRUST

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Insured Municipal
   Bond Trust                   Contractual       1.00%        June 1, 2010         June 30, 2012

                     INVESCO INSURED MUNICIPAL INCOME TRUST

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Insured Municipal
   Income Trust                 Contractual       0.64%        June 1, 2010         June 30, 2012

                      INVESCO INSURED MUNICIPAL SECURITIES

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Insured Municipal
   Securities                   Contractual       0.54%        June 1, 2010         June 30, 2012

                                                              as of June 6, 2011

                         INVESCO INSURED MUNICIPAL TRUST

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Insured Municipal
   Trust                        Contractual       0.66%        June 1, 2010         June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Municipal Income
   Opportunities Trust          Contractual       0.73%        June 1, 2010         June 30, 2012

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Municipal Income
   Opportunities Trust II       Contractual       0.73%        June 1, 2010         June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Municipal Income
   Opportunities Trust III      Contractual       0.84%        June 1, 2010         June 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Municipal Premium
   Income Trust                 Contractual       1.03%        June 1, 2010         June 30, 2012

                  INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco New York Quality
   Municipal Securities         Contractual       0.80%        June 1, 2010         June 30, 2012

                           INVESCO PRIME INCOME TRUST

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Prime Income Trust      Contractual       1.32%        June 1, 2010         June 30, 2012

                                                              as of June 6, 2011

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Quality Municipal
   Income Trust                 Contractual       0.70%        June 1, 2010         June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Quality Municipal
   Investment Trust             Contractual       0.70%        June 1, 2010         June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                              VOLUNTARY    LIMITATION      CURRENT LIMIT            DATE
----                            ------------   ----------   ------------------   ------------------
Invesco Quality Municipal
   Securities                   Contractual       0.66%        June 1, 2010         June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.


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